                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                        Date of Report: October 22, 2001
                        (Date of earliest event reported)

                        Consolidated Natural Gas Company
             (Exact name of registrant as specified in its charter)


         Delaware                          1-3196               54-1966737
(State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)        Identification No.)

                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

         On October 22, 2001, Consolidated Natural Gas Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Banc of America Securities LLC, Goldman, Sach & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives named in the Underwriting Agreement for the sale of $500,000,000 aggregate principal amount of the Company's 2001 Series B 5.375% Senior Notes Due 2006 and $450,000,000 aggregate principal amount of the Company's 2001 Series C 6.250 % Senior Notes Due 2011. These Senior Notes are portion of the $1.65 billion aggregate principal amount of securities that were registered by the Company and the Trust pursuant to a registration statement on Form S-3 under Rule 415 of the Securities Act of 1933 (File No. 333-52602) and a registration statement on Form S-3 filed under rule 462(b) of
the Securities Act of 1933  (File No. 333-71888).   A copy of the Underwriting
Agreement including exhibits thereto, is filed as Exhibit 1to this Form 8-K.

         Copies of the forms of the Second and Third Supplemental Indentures to the Company's Indenture, pursuant to which these Senior Notes will be issued, are filed as Exhibits 4.2 and 4.3 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

 1 Underwriting Agreement, dated October 22, 2001, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives named in the Underwriting Agreement (filed herewith).

 4.1 Form of Indenture between the Company and Bank One Trust Company, National Association, as Trustee (Exhibit 4.1 to Form S-3 Registration No. 333-52602, as filed on December 22, 2000, incorporated by reference).

 4.2 Form of Second Supplemental Indenture to the Indenture pursuant to which the 2001 Series B 5.375% Senior Notes Due 2006 will be issued. The form of 2001 Series B 5.375% Senior Notes Due 2006 is included as Exhibit A to the form of Second Supplemental Indenture (filed herewith).

 4.3 Form of Third Supplemental Indenture to the Indenture pursuant to which the 2001 Series C 6.250% Senior Notes Due 2011 will be issued. The form of 2001 Series C 6.250% Senior Notes Due 2011 is included as Exhibit A to the form of Third Supplemental Indenture (filed herewith).

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated October 16, 2001 (File No. 1-3196)).
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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CONSOLIDATED NATURAL GAS COMPANY
                                                       Registrant



                                             /s/ G. Scott Hetzer
                                             -----------------------------------
                                                       G. Scott Hetzer
                                             Senior Vice President and Treasurer


Date: October 23, 2001
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                                  EXHIBIT LIST

  1 Underwriting Agreement, dated October 22, 2001, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives named in the Underwriting Agreement (filed herewith).

  4.1 Form of Indenture between the Company and Bank One Trust Company, National Association, as Trustee (Exhibit 4.1 to Form S-3 Registration No. 333-52602, as filed on December 22, 2000, incorporated by reference).

  4.2 Form of Second Supplemental Indenture to the Indenture pursuant to which the 2001 Series B 5.375% Senior Notes Due 2006 will be issued. The form of 2001 Series B 5.375% Senior Notes Due 2006 is included as Exhibit A to the form of Second Supplemental Indenture (filed herewith).

  4.3 Form of Third Supplemental Indenture to the Indenture pursuant to which the 2001 Series C 6.250% Senior Notes Due 2011 will be issued. The form of 2001 Series C 6.250% Senior Notes Due 2011 is included as Exhibit A to the form of Third Supplemental Indenture (filed herewith).

 12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated October 16, 2001 (File No. 1-3196)).